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                                                                 EXHIBIT (p)(n)

                         FRANKLIN TEMPLETON INVESTMENTS
                                 CODE OF ETHICS
                                       AND
                       POLICY STATEMENT ON INSIDER TRADING

                                TABLE OF CONTENTS

CODE OF ETHICS ...............................................................................................    1

PART 1 - STATEMENT OF PRINCIPLES .............................................................................    2
PART 2 - PURPOSES, AND CONSEQUENCES OF NON-COMPLIANCE ........................................................    3
PART 3 - COMPLIANCE REQUIREMENTS FOR ALL ACCESS PERSONS ......................................................    4
PART 4 - ADDITIONAL COMPLIANCE REQUIREMENTS APPLICABLE TO PORTFOLIO PERSONS ..................................   11
PART 5 - REPORTING REQUIREMENTS FOR ALL ACCESS PERSONS .......................................................   14
PART 6 - PRE-CLEARANCE REQUIREMENTS ..........................................................................   18
PART 7 - PENALTIES FOR VIOLATIONS OF THE CODE ................................................................   23
PART 8 - A REMINDER ABOUT THE FRANKLIN TEMPLETON INVESTMENTS INSIDER TRADING POLICY ..........................   25
PART 9 - FOREIGN COUNTRY SUPPLEMENTS (CANADA) ................................................................   26

APPENDIX A:  COMPLIANCE PROCEDURES AND DEFINITIONS ...........................................................   28

I.     RESPONSIBILITIES OF EACH DESIGNATED COMPLIANCE OFFICER ................................................   29
II.    COMPILATION OF DEFINITIONS OF IMPORTANT TERMS .........................................................   34
III.   SECURITIES EXEMPT FROM THE PROHIBITED, REPORTING, AND PRE-CLEARANCE PROVISIONS ........................   36
IV.    LEGAL REQUIREMENT .....................................................................................   37

APPENDIX B:  ACKNOWLEGMENT FORM AND SCHEDULES ................................................................   38

ACKNOWLEDGMENT FORM ..........................................................................................   39
SCHEDULE A: LEGAL AND COMPLIANCE OFFICERS AND PRECLEARANCE DESK TELEPHONE & FAX NUMBERS ......................   40
SCHEDULE B - TRANSACTIONS REPORT .............................................................................   41
SCHEDULE C - INITIAL, ANNUAL, & UPDATED DISCLOSURE OF ACCESS PERSONS SECURITIES HOLDINGS .....................   42
SCHEDULE D - NOTIFICATION OF SECURITIES ACCOUNT ..............................................................   43
SCHEDULE E - NOTIFICATION OF DIRECT OR INDIRECT BENEFICIAL INTEREST ..........................................   44
SCHEDULE F - INITIAL, ANNUAL, & UPDATED DISCLOSURE OF SECURITIES ACCOUNTS ....................................   45
SCHEDULE G - INITIAL AND ANNUAL CERTIFICATION OF DISCRETIONARY AUTHORITY .....................................   46
SCHEDULE H:  CHECKLIST FOR INVESTMENTS IN PARTNERSHIPS AND SECURITIES ISSUED IN PRIVATE PLACEMENTS
MADE BY PORTFOLIO PERSONS ....................................................................................   47

APPENDIX C:  INVESTMENT ADVISOR AND BROKER-DEALER AND OTHER SUBSIDIARIES OF FRANKLIN RESOURCES,
INC. - DECEMBER 2002 .........................................................................................   49

POLICY STATEMENT ON INSIDER TRADING ..........................................................................    1

A.   LEGAL REQUIREMENT .......................................................................................    1
B.   WHO IS AN INSIDER? ......................................................................................    2
C.   WHAT IS MATERIAL INFORMATION? ...........................................................................    2
D.   WHAT IS NON-PUBLIC INFORMATION? .........................................................................    2
E.   BASIS FOR LIABILITY .....................................................................................    2
F.   PENALTIES FOR INSIDER TRADING ...........................................................................    3
G.   INSIDER TRADING PROCEDURES ..............................................................................    4
H.   FAIR DISCLOSURE POLICIES AND PROCEDURES .................................................................    6

SUPPLEMENTAL MEMORANDUM ......................................................................................    1

CHINESE WALL PROCEDURES ......................................................................................    1

                                       1                                12/02

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                                 CODE OF ETHICS

       Franklin Resources, Inc. and all of its subsidiaries, and the funds in the Franklin Templeton Group of Funds (the "Funds") (collectively, "Franklin Templeton Investments") will follow this Code of Ethics (the "Code") and Policy Statement on Insider Trading (the "Insider Trading Policy"), including any supplemental memoranda. Additionally, the subsidiaries listed in Appendix C of this Code, together with Franklin Resources, Inc., the Funds, the Fund's investment advisers and principal underwriter, have adopted the Code and Insider Trading Policy.

PART 1 - Statement of Principles

       Franklin Templeton Investments' policy is that the interests of shareholders and clients are paramount and come before the interests of any director, officer or employee of Franklin Templeton Investments./1/

       Personal investing activities of all directors, officers and employees of Franklin Templeton Investments should be conducted in a manner to avoid actual or potential conflicts of interest with Franklin Templeton Investments, Fund shareholders, and other clients of any Franklin Templeton adviser.

       Directors, officers and employees of Franklin Templeton Investments shall use their positions with Franklin Templeton Investments and any investment opportunities they learn of because of their positions with Franklin Templeton Investments, in a manner consistent with their fiduciary duties for the benefit of Fund shareholders, and clients.

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/1/    "Director" includes trustee.

                                       2                                12/02

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PART 2 - Purposes, and Consequences of Non-compliance

       It is important that you read and understand this document, because its overall purpose is to help all of us comply with the law and to preserve and protect the outstanding reputation of Franklin Templeton Investments. This document was adopted to comply with Securities and Exchange Commission rules under the Investment Company Act of 1940 ("1940 Act"), the Investment Advisers Act of 1940 ("Advisers Act"), the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA"), industry practice and the recommendations contained in the ICI's Report of the Advisory Group on Personal Investing. Any violation of the Code or Insider Trading Policy, including engaging in a prohibited transaction or failing to file required reports, may result in disciplinary action, and, when appropriate, termination of employment and/or referral to appropriate governmental agencies.

                                       3                                12/02

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PART 3 - Compliance Requirements for All Access Persons

3.1    Who Is Covered by the Code and How Does It Work?

       The principles contained in the Code must be observed by all directors, officers and employees/2/ of Franklin Templeton Investments. However, there are different categories of restrictions on personal investing activities. The category in which you have been placed generally depends on your job function, although unique circumstances may result in you being placed in a different category. The Code covers the following categories of employees who are described below:

       (1) Access Persons: Access Persons are those employees who have "access to information" concerning recommendations made to a Fund or client with regard to the purchase or sale of a security. Examples of "access to information" would include having access to trading systems, portfolio accounting systems, research databases or settlement information. Access Persons would typically include employees, including Futures Associates, in the following departments:

              .    fund accounting;
              .    investment operations;
              .    information services & technology;
              .    product management;
              .    legal and legal compliance
              .    and anyone else designated by the Director, Global Compliance

              In addition, you are an Access Person if you are any of the following:

              .    an officer or and directors of funds;
              .    an officer or director of an investment advisor or
                   broker-dealer subsidiary in Franklin Templeton Investments;
              .    a person that controls those entities; and
              .    any Franklin Resources' Proprietary Account ("Proprietary
                   Account")/3/

       (2) Portfolio Persons: Portfolio Persons are a subset of Access Persons and are those employees of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in Franklin Templeton Investments, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include:

              .    portfolio managers;
              .    research analysts;

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/2/    The term "employee or employees" includes futures associates, as well as regular employees of Franklin Templeton Investments.
/3/    See Appendix A. II., for definition of "Proprietary Accounts."

                                       4                                12/02

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              .    traders;

              . employees serving in equivalent capacities (such as Futures Associates);

              .    employees supervising the activities of Portfolio Persons;
                   and

              .    anyone else designated by the Director, Global Compliance

       (3) Non-Access Persons: If you are an employee of Franklin Templeton Investments AND you do not fit into any of the above categories, you are a Non-Access Person. Because you do not normally receive confidential information about Fund portfolios, you are subject only to the prohibited transaction provisions described in 3.4 of this Code and the Franklin Resources, Inc.'s Standards of Business Conduct contained in the Employee Handbook.

       Please contact the Legal Compliance Department if you are unsure as to what category you fall in or whether you should be considered to be an Access Person or Portfolio Person.

       The Code works by prohibiting some transactions and requiring pre-clearance and reporting of most others. Non-Access Persons do not have to pre-clear their security transactions, and, in most cases, do not have to report their transactions. "Independent directors" need not pre-clear or report any securities transaction unless you knew, or should have known that, during the 15-day period before or after the transaction, the security was purchased or sold or considered for purchase or sale by a Fund or Franklin Resources for a Fund. (See Section 5.2.B below.) However, personal investing activities of all employees and independent directors are to be conducted in compliance with the prohibited transactions provisions contained in 3.4 below. If you have any questions regarding your personal securities activity, contact the Legal Compliance Department.

3.2    What Accounts and Transactions Are Covered?

       The Code covers all of your personal securities accounts and transactions, as well as transactions by any of Franklin Resource's Proprietary Accounts. It also covers all securities and accounts in which you have "beneficial ownership."/4/ A transaction by or for the account of your spouse, or any other family member living in your home is considered to be the same as a transaction by you. Also, a transaction for

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/4/    Generally, a person has "beneficial ownership" in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person's immediate family sharing the same household.

                                       5                                12/02

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any account in which you have any economic interest (other than the account of an unrelated client for which advisory fees are received) and have or share investment control is generally considered the same as a transaction by you. For example, if you invest in a corporation that invests in securities and you have or share control over its investments, that corporation's securities transactions are considered yours.

       However, you are not deemed to have a pecuniary interest in any securities held by a partnership, corporation, trust or similar entity unless you control, or share control of such entity, or have, or share control over its investments. For example, securities transactions of a trust or foundation in which you do not have an economic interest (i.e., you are not the trustor or beneficiary) but of which you are a trustee are not considered yours unless you have voting or investment control of its assets. Accordingly, each time the words "you" or "your" are used in this document, they apply not only to your personal transactions and accounts, but also to all transactions and accounts in which you have any direct or indirect beneficial interest. If it is not clear whether a particular account or transaction is covered, ask a Preclearance Officer for guidance.

3.3    What Securities Are Exempt From the Code of Ethics?

       You do not need to pre-clear or report transactions of the following securities:

       (1) securities that are direct obligations of the U. S. Government (i.e., issued or guaranteed by the U.S. Government, such as Treasury bills, notes and bonds, including U.S. Savings Bonds and derivatives thereof);

       (2) high quality short-term instruments, including but not limited to bankers' acceptances, bank certificates of deposit, commercial paper and repurchase agreements;

       (3) shares of registered open-end investment companies ("mutual funds"); and

       (4) commodity futures (excluding futures on individual securities), currencies, currency forwards and derivatives thereof.

       Such transactions are also exempt from: (i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to portfolio persons contained in Part 4; and
(iii) the applicable reporting requirements contained in Part 5.

                                       6                                12/02

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3.4    Prohibited Transactions for All Access Persons

       A.    "Intent" Is Important

       Certain transactions described below have been determined by the courts and the SEC to be prohibited by law. The Code reiterates that these types of transactions are a violation of the Statement of Principals and are prohibited. Preclearance, which is a cornerstone of our compliance efforts, cannot detect transactions which are dependent upon intent, or which by their nature, occur before any order has been placed for a fund or client. A Preclearance Officer, who is there to assist you with compliance with the Code, cannot guarantee any transaction or transactions comply with the Code or the law. The fact that your transaction receives preclearance, shows evidence of good faith, but depending upon all the facts, may not provide a full and complete defense to any accusation of violation of the Code or of the law. For example, if you executed a transaction for which you received approval, or if the transaction was exempt from preclearance (e.g., a transaction for 100 shares or less), would not preclude a subsequent finding that front-running or scalping occurred because such activity are dependent upon your intent. Intent cannot be detected during preclearance, but only after a review of all the facts.

       In the final analysis, compliance remains the responsibility of each individual effecting personal securities transactions.

       B.    Front-running: Trading Ahead of a Fund or Client

       You cannot front-run any trade of a Fund or client. The term "front-run" means knowingly trading before a contemplated transaction by a Fund or client of any Franklin Templeton adviser, whether or not your trade and the Fund's or client's trade take place in the same market. Thus, you may not:

       (1) purchase a security if you intend, or know of Franklin Templeton Investments' intention, to purchase that security or a related security on behalf of a Fund or client, or

       (2) sell a security if you intend, or know of Franklin Templeton Investments' intention, to sell that security or a related security on behalf of a Fund or client.

                                       7                                12/02

       C.    Scalping.

       You cannot purchase a security (or its economic equivalent) with the intention of recommending that the security be purchased for a Fund, or client, or sell short a security (or its economic equivalent) with the intention of recommending that the security be sold for a Fund or client. Scalping is prohibited whether or not you realize a profit from such transaction.

       D.    Trading Parallel to a Fund or Client

       You cannot buy a security if you know that the same or a related security is being bought contemporaneously by a Fund or client, or sell a security if you know that the same or a related security is being sold contemporaneously by a Fund or client.

       E.    Trading Against a Fund or Client

       You cannot:

       (1) buy a security if you know that a Fund or client is selling the same or a related security, or has sold the security, until seven
              (7) calendar days after the Fund's or client's order has either been executed or withdrawn, or

       (2) sell a security if you know that a Fund or client is buying the same or a related security, or has bought the security until seven
              (7) calendar days after the Fund's or client's order has either been executed or withdrawn.

       Refer to Section I.A., "Pre-Clearance Standards," of Appendix A of the Code for more details regarding the preclearance of personal securities transactions.

       F.    Using Proprietary Information for Personal Transactions

       You cannot buy or sell a security based on Proprietary Information/5/ without disclosing the information and receiving written authorization. If you wish to purchase or sell a security about which you obtained such information, you must report all of the information you obtained regarding the security to the Appropriate Analyst(s)/6/, or to the Director, Global Compliance for dissemination to the Appropriate Analyst(s).

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/5/    Proprietary Information: Information that is obtained or developed during the ordinary course of employment with Franklin Templeton Investments, whether by you or someone else, and is not available

                                       8                                12/02

       You will be permitted to purchase or sell such security if the Appropriate Analyst(s) confirms to the Preclearance Desk that there is no intention to engage in a transaction regarding the security within seven (7) calendar days on behalf of an Associated Client/7/ and you subsequently preclear such security in accordance with Part 6 below.

       G. Certain Transactions in Securities of Franklin Resources, Inc., and Affiliated Closed-end Funds, and Real Estate Investment Trusts

       If you are an employee of Franklin Resources, Inc. or any of its affiliates, including Franklin Templeton Investments, you cannot effect a short sale of the securities, including "short sales against the box" of Franklin Resources, Inc., or any of the Franklin or Templeton closed-end funds, or any other security issued by Franklin Resources, Inc. or its affiliates. This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to purchasing and selling call or put options and "swap" transactions or other derivatives. Officers and directors of Franklin Templeton Investments who may be covered by Section 16 of the Securities Exchange Act of 1934, are reminded that their obligations under that section are in addition to their obligations under this Code.

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       to persons outside of Franklin Templeton Investments. Examples of such
       Proprietary Information include, among other things, internal research reports, research materials supplied to Franklin Templeton Investments by vendors and broker-dealers not generally available to the public, minutes of departmental/research meetings and conference calls, and communications with company officers (including confidentiality agreements). Examples of non-Proprietary Information include mass media publications (e.g., The Wall Street Journal, Forbes, and Fortune), certain specialized publications available to the public (e.g., Morningstar, Value Line, Standard and Poors), and research reports available to the general public.

/6/ The Director, Global Compliance is designated on Schedule A. The "Appropriate Analyst" means any securities analyst or portfolio manager, other than you, making recommendations or investing funds on behalf of any associated client, who may be reasonably expected to recommend or consider the purchase or sale of the security in question.

/7/ Associated Client: A Fund or client who's trading information would be available to the access person during the course of his or her regular functions or duties.

                                       9                                12/02

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3.5    Service as a Director

       As an employee of Franklin Templeton Investments, you may not serve as a director, trustee, or in a similar capacity for any public or private company (excluding not-for-profit companies, charitable groups, and eleemosynary organizations) unless you receive approval from a member of the Office of the President or Office of the Chairman (excluding the vote of any member who is seeking such approval for himself) and it is determined that your service is consistent with the interests of the clients of Franklin Templeton Investments. You must notify the Legal Compliance Department in writing of your interest in serving as a director, which includes the justification for such directorship. Legal Compliance will process the request through the OOP/OOC.

       Legal Compliance will advise you of the OOP/OOC's decision. If approved, the Legal Compliance Department will furnish procedures applicable to serving as an outside director to you.

                                       10                               12/02

PART 4 - Additional Compliance Requirements Applicable to Portfolio Persons/8/

4.1    Requirement to Disclose Interest and Method of Disclosure

       As a Portfolio Person, you must promptly disclose your direct or indirect beneficial interest in a security whenever you learn that the security is under consideration for purchase or sale by an Associated Client in the Franklin Templeton Group and you;

       (1)    Have or share investment control of the Associated Client;

       (2) Make any recommendation or participate in the determination of which recommendation shall be made on behalf of the Associated Client; or

       (3) Have functions or duties that relate to the determination of which recommendation shall be made to the Associated Client.

       In such instances, you must initially disclose that beneficial interest orally to the primary portfolio manager (or other Appropriate Analyst) of the Associated Client(s) considering the security, the Director of Research and Trading or the Director, Global Compliance. Following that oral disclosure, you must send a written acknowledgment of that interest on Schedule E (or on a form containing substantially similar information) to the primary portfolio manager (or other Appropriate Analyst), with a copy to the Legal Compliance Department.

4.2    Short Sales of Securities

       You cannot sell short any security held by your Associated Clients, including "short sales against the box". Additionally, Portfolio Persons associated with the Templeton Group of Funds and clients cannot sell short any security on the Templeton "Bargain List". This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to, sales of uncovered call

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/8/    You are a "Portfolio Person" if you are an employee of Franklin Templeton
       Investments, and, in connection with your regular functions or duties, make or participate in the decision to purchase or sell a security by a Fund in Franklin Templeton Investments, or any other client or if your functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include portfolio managers, research analysts, traders, persons serving in equivalent capacities
       (such as Futures Associates), persons supervising the activities of Portfolio Persons, and anyone else so designated by the Compliance Officer.

                                       11                               12/02
options, purchases of put options while not owning the underlying security and short sales of bonds that are convertible into equity positions.

4.3    Short Swing Trading

       Portfolio Persons cannot profit from the purchase and sale or sale and purchase within sixty calendar days of any security, including derivatives. Portfolio Persons are responsible for transactions that may occur in margin and option accounts and all such transactions must comply with this restriction./9/ This restriction does not apply to:

       (1) trading within a shorter period if you do not realize a profit and if you do not violate any other provisions of this Code; and

       (2) profiting on the purchase and sale or sale and purchase within sixty calendar days of the following securities:

              . securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

              . high quality short-term instruments ("money market instruments") including but not limited to (i) bankers' acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

              .      shares of registered open-end investment companies; and

              . commodity futures, currencies, currency forwards and derivatives thereof.

       Calculation of profits during the 60-calendar day holding period generally will be based on "last-in, first-out" ("LIFO"). Portfolio Persons may elect to calculate their 60 calendar day profits on either a LIFO or FIFO ("first-in, first-out") basis when there has not been any activity in such security by their Associated Clients during the previous 60 calendar days.

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/9/    This restriction applies equally to transactions occurring in margin and option accounts, which may not be due to direct actions by the Portfolio Person. For example, a stock held less than 60 days that is sold to meet a margin call or the underlying stock of a covered call option held less than 60 days that is called away, would be a violation of this restriction if these transactions resulted in a profit for the Portfolio Person.

                                       12                               12/02

4.4    Securities Sold in a Public Offering

       Portfolio Persons cannot buy securities in any initial public offering, or a secondary offering by an issuer, including initial public offerings of securities made by closed-end funds and real estate investment trusts advised by Franklin Templeton Investments. Purchases of open-end mutual funds are excluded from this prohibition.

4.5    Interests in Partnerships and Securities Issued in Private Placements

       Portfolio Persons cannot acquire limited partnership interests or other securities in private placements unless they:

       (1)    complete the Private Placement Checklist (Schedule H);

       (2) provide supporting documentation (e.g., a copy of the offering memorandum); and

       (3)    obtain approval of the appropriate Chief Investment Officer; and

       (4)    submit all documents to the Legal Compliance Department

Approval will only be granted after the Director of Global Compliance consults with an executive officer of Franklin Resources, Inc.

                                       13                               12/02

PART 5 - Reporting Requirements for All Access Persons

5.1    Reporting of Beneficial Ownership and Securities Transactions

       Compliance with the following personal securities transaction reporting procedures is essential to enable us to meet our responsibilities to Funds and other clients and to comply with regulatory requirements. You are expected to comply with both the letter and spirit of these requirements, including completing and filing all reports required under the Code in a timely manner.

5.2    Initial Holdings and Brokerage Account Reports

       A.     All Access Persons (except Independent Directors)

       Every employee (new or transfer) of Franklin Templeton Investments who becomes an Access Person, must file:

              (1)    An Acknowledgement Form;
              (2) Schedule C: Initial, Annual & Updated Disclosure of Securities Holdings; and
              (3) Schedule F: Initial, Annual & Updated Disclosure of Securities Accounts

       The Acknowledgement Form, Schedule C and Schedule F must be completed and returned to the Legal Compliance Department within 10 calendar days of the date the employee becomes an access person.

5.3    Quarterly Transaction Reports

       A.     All Access Persons (except Independent Directors)

       You must report all securities transactions by; (i) providing the Legal Compliance Department with copies of all broker's confirmations and statements within 10 calendar days after the end of the calendar quarter (which may be sent under separate cover by the broker) showing all transactions and holdings in securities and (ii) certifying by January 30th of each year that you have disclosed all such brokerage accounts on Schedule F to the Legal Compliance Department. The brokerage statements and confirmations must include all transactions in securities in which you have, or by reason of the transaction acquire any direct or indirect beneficial ownership, including transactions in a discretionary account and

                                       14                               12/02
transactions for any account in which you have any economic interest and have or share investment control. Also, if you acquire securities by any other method which is not being reported to the Legal Compliance Department by a duplicate confirmation statement at or near the time of the acquisition, you must report that acquisition to the Legal Compliance Department on Schedule B within 10 calendar days after you are notified of the acquisition. Such acquisitions include, among other things, securities acquired by gift, inheritance, vesting,/10/ stock splits, merger or reorganization of the issuer of the security.

       You must file these documents with the Legal Compliance Department not later than 10 calendar days after the end of each quarter, but you need not show or report transactions for any account over which you had no direct or indirect influence or control./11/ Failure to timely report transactions is a violation of Rule 17j-1 as well as the Code, and may be reported to the Fund's Board of Directors and may also result, among other things, in denial of future personal security transaction requests.

       B.     Independent Directors

       If you are a director of a Fund within Franklin Templeton Investments but you are not an "interested person" of the Fund, you are not required to file transaction reports unless you knew or should have known that, during the 15-day period before or after a transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Templeton Investments on behalf of a Fund.

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/10/   You are not required to separately report the vesting of shares or options of Franklin Resources, Inc., received pursuant to a deferred compensation plan as such information is already maintained.

/11/ See Sections 3.2 and 4.6 of the Code. Also, confirmations and statements of transactions in open-end mutual funds, including mutual funds sponsored by Franklin Templeton Investments are not required. See Section
       3.3 above for a list of other securities that need not be reported. If you have any beneficial ownership in a discretionary account, transactions in that account are treated as yours and must be reported by the manager of that account (see Section 6.1.C below).

                                       15                               12/02

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5.4    Annual Reports - All Access Persons

       A.     Securities Accounts Reports (except Independent Directors)

       As an access person, you must file a report of all personal securities accounts on Schedule F, with the Legal Compliance Department, annually by January 30th. You must report the name and description of each securities account in which you have a direct or indirect beneficial interest, including securities accounts of a spouse and minor children. You must also report any account in which you have any economic interest and have or share investment control (e.g., trusts, foundations, etc.) other than an account for a Fund in, or a client of, Franklin Templeton Investments.

       B.     Securities Holdings Reports (except Independent Directors)

       You must file a report of personal securities holdings on Schedule C, with the Legal Compliance Department, by January 30th of each year. This report should include all of your securities holdings, including any security acquired by a transaction, gift, inheritance, vesting, merger or reorganization of the issuer of the security, in which you have any direct or indirect beneficial ownership, including securities holdings in a discretionary account and for any account in which you have any economic interest and have or share investment control. Your securities holding information must be current as of a date no more than 30 days before the report is submitted. You may attach copies of year-end brokerage statements to the Schedule C in lieu of listing each security position on the schedule.

       C. Certification of Compliance With the Code of Ethics (including Independent Directors)

       All access persons, including independent directors, will be asked to certify that they will comply with Franklin Templeton Investments' Code of Ethics and Policy Statement on Insider Trading by filing the Acknowledgment Form with the Legal Compliance Department within 10 business days of receipt of the Code. Thereafter, you will be asked to certify that you have complied with the Code during the preceding year by filing a similar Acknowledgment Form by January 30 of each year.

                                       16                               12/02

5.5 Brokerage Accounts and Confirmations of Securities Transactions (except Independent Directors)

       If you are an access person, in Franklin Templeton Investments, before or at a time contemporaneous with opening a brokerage account with a registered broker-dealer, or a bank, or placing an initial order for the purchase or sale of securities with that broker-dealer or bank, you must:

       (1) notify the Legal Compliance Department, in writing, by completing Schedule D or by providing substantially similar information; and

       (2) notify the institution with which the account is opened, in writing, of your association with Franklin Templeton Investments.

       The Compliance Department will request the institution in writing to send to it duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their mailing to you.

       If you have an existing account on the effective date of this Code or upon becoming an access person, you must comply within 10 days with conditions
(1) and (2) above.

                                       17                               12/02

PART 6 - Pre-clearance Requirements

6.1    Prior Approval of Securities Transactions

       A.     Length of Approval

       Unless you are covered by Paragraph C or D below, you cannot buy or sell any security, without first contacting a Preclearance Officer by fax, phone, or e-mail and obtaining his or her approval. Approval is good until the close of the business day following the day clearance is granted but may be extended in special circumstances, shortened or rescinded, as explained in Appendix A.

       B.     Securities Not Requiring Preclearance

       The securities enumerated below do not require preclearance under the Code. However, all other provisions of the Code apply, including, but not limited to: (i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to portfolio persons contained in Part 4, (iii) the applicable reporting requirements contained in Part 5; and (iv) insider trading prohibitions.

You need not pre-clear transactions in the following securities:

       (1) Franklin Resources, Inc., and its Affiliates. Purchases and sales of securities of Franklin Resources, Inc., closed-end funds of the Franklin Templeton Group, or real estate investment trusts advised by Franklin Properties Inc., as these securities cannot be purchased on behalf of our advisory clients./12/

       (2)    Small Quantities.

              . Transactions that do not result in purchases or sales of more than 100 shares of any one security, regardless of where it is traded, in any 30 day period; or

              . Transactions of 500 shares or less of any security listed on the NYSE or NASDAQ NMS (does not include NASDAQ Small Cap or OTC) in any 30 day period; or

              . Transactions of 1000 shares or less of the top 50 securities by volume during the previous calendar quarter on the NYSE or NASDAQ NMS (does not include Small Cap or OTC) in any 30 day period.

              . Transactions in municipal bonds with a face value of $100,000 or less.

----------
/12/ Officers, directors and certain other key management personnel who perform significant policy-making functions of Franklin Resources, Inc., the closed-end funds, and/or real estate investment trusts may have ownership reporting requirements in addition to these reporting requirements. Contact the Legal Compliance Department for additional information. See also the "Insider Trading Policy" attached.

                                       18                               12/02

       However, you may not execute any transaction, regardless of quantity, if you learn that the Funds are active in the security. It will be presumed that you have knowledge of Fund activity in the security if, among other things, you are denied approval to go forward with a transaction request.

       (3) Dividend Reinvestment Plans: Transactions made pursuant to dividend reinvestment plans ("DRIPs") do not require preclearance regardless of quantity or Fund activity.

       (4) Government Obligations. Transactions in securities issued or guaranteed by the governments of the United States, Canada, the United Kingdom, France, Germany, Switzerland, Italy and Japan, or their agencies or instrumentalities, or derivatives thereof.

       (5) Payroll Deduction Plans. Securities purchased by an employee's spouse pursuant to a payroll deduction program, provided the access person has previously notified the Compliance Department in writing that the spouse will be participating in the payroll deduction program.

       (6) Employer Stock Option Programs. Transactions involving the exercise and/or purchase by an access person or an access person's spouse of securities pursuant to a program sponsored by a corporation employing the access person or spouse.

       (7) Pro Rata Distributions. Purchases effected by the exercise of rights issued pro rata to all holders of a class of securities or the sale of rights so received.

       (8) Tender Offers. Transactions in securities pursuant to a bona fide tender offer made for any and all such securities to all similarly situated shareholders in conjunction with mergers, acquisitions, reorganizations and/or similar corporate actions. However, tenders pursuant to offers for less than all outstanding securities of a class of securities of an issuer must be precleared.

       (9) Not Eligible for Funds and Clients. Transactions in any securities that are prohibited investments for all Funds and clients advised by the entity employing the access person.

       (10) No Investment Control. Transactions effected for an account or entity over which you do not have or share investment control (i.e., an account where someone else exercises complete investment control).

       (11) No Beneficial Ownership. Transactions in which you do not acquire or dispose of direct or indirect beneficial ownership (i.e., an account where in you have no financial interest).

       (12) ETFs and Holdrs. Transactions in Exchange-Traded Funds and Holding Company Depository Receipts (Holdrs).

       Although an access person's securities transaction may be exempt from preclearing, such transactions must comply with the prohibited transaction provisions of Section 3.4 above. Additionally, you may not trade any securities as to which you have "inside information" (see attached Franklin Templeton Investments' Policy Statement on Insider Trading). If you have any questions, contact a

                                       19                               12/02

Preclearance Officer before engaging in the transaction. If you have any doubt whether you have or might acquire direct or indirect beneficial ownership or have or share investment control over an account or entity in a particular transaction, or whether a transaction involves a security covered by the Code, you should consult with a Preclearance Officer before engaging in the transaction.

       C.     Discretionary Accounts

       You need not pre-clear transactions in any discretionary account for which a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity, which is not affiliated with Franklin Templeton Investments, exercises sole investment discretion, if the following conditions are met:/13/

       (1) The terms of each account relationship ("Agreement") must be in writing and filed with a Preclearance Officer prior to any transactions.

       (2) Any amendment to each Agreement must be filed with a Preclearance Officer prior to its effective date.

       (3) The Portfolio Person certifies to the Compliance Department at the time such account relationship commences, and annually thereafter, as contained in Schedule G of the Code that such Portfolio Person does not have direct or indirect influence or control over the account, other than the right to terminate the account.

       (4) Additionally, any discretionary account that you open or maintain with a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity must provide duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their delivery to you., If your discretionary account acquires securities which are not reported to a Preclearance Officer by a duplicate confirmation, such transaction must be reported to a Preclearance Officer on Schedule B within 10 days after you are notified of the acquisition./14/

----------
/13/ Please note that these conditions apply to any discretionary account in existence prior to the effective date of this Code or prior to your becoming an access person. Also, the conditions apply to transactions in any discretionary account, including pre-existing accounts, in which you have any direct or indirect beneficial ownership, even if it is not in your name.

/14/ Any pre-existing agreement must be promptly amended to comply with this condition. The required reports may be made in the form of an account statement if they are filed by the applicable deadline.

                                       20                               12/02

However, if you make any request that the discretionary account manager enter into or refrain from a specific transaction or class of transactions, you must first consult with a Preclearance Officer and obtain approval prior to making such request.

       D.     Directors Who Are Not Advisory Persons or Advisory Representatives

       You need not pre-clear any securities if:

       (1) You are a director of a Fund in Franklin Templeton Investments and a director of the fund's advisor;

       (2) You are not an "advisory person"/15/ of a Fund in Franklin Templeton Investments; and

       (3)    You are not an employee of any Fund,

       or

       (1)    You are a director of a Fund in the Franklin Templeton Group;

       (2) You are not an "advisory representative"16 of Franklin Resources or any subsidiary; and

       (3)    You are not an employee of any Fund,

unless you know or should know that, during the 15-day period before the transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Resources on behalf of a Fund or other client.

----------
/15/ An "advisory person" of a registered investment company or an investment adviser is any employee, who in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by an advisory client, or whose functions relate to the making of any recommendations with respect to such purchases or sales. Advisory person also includes any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

/16/ Generally, an "advisory representative" is any person who makes any recommendation, who participates in the determination of which recommendation shall be made, or whose functions or duties relate to the determination of which recommendation shall be made, or who, in connection with his duties, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations. See Section II of Appendix A for the legal definition of "Advisory Representative."

                                       21                               12/02

       Directors, other than independent Directors, qualifying under this paragraph are required to comply with all applicable provisions of the Code including reporting their initial holdings and brokerage accounts in accordance with 5.2, personal securities transactions and accounts in accordance with 5.3 and 5.5, and annual reports in accordance with 5.4 of the Code.

E.     Limited Exception for Certain Proprietary Accounts

       Franklin Templeton Investments may sponsor private partnerships and other pooled investment accounts ("affiliated accounts") intended for distribution to unaffiliated persons. At the outset of operations of such affiliated accounts, Franklin Templeton Investments will likely have a significant ownership interest, thereby causing the affiliated account to be a Proprietary Account. Though considered a Proprietary Account for all other purposes of this Code, an affiliated account need not pre-clear any securities transaction during the first full 12 month period after its commencement of operations.

                                       22                               12/02

PART 7 - Penalties for Violations of the Code

       The Code is designed to assure compliance with applicable law and to maintain shareholder confidence in Franklin Templeton Investments.

       In adopting this Code, it is the intention of the Boards of Directors/Trustees, to attempt to achieve 100% compliance with all requirements of the Code - but it is recognized that this may not be possible. Incidental failures to comply with the Code are not necessarily a violation of the law or the Franklin Templeton Investment's Statement of Principles. Such isolated or inadvertent violations of the Code not resulting in a violation of law or the Statement of Principles will be referred to the Director, Global Compliance and/or management personnel, and disciplinary action commensurate with the violation, if warranted, will be imposed. Additionally, if you violate any of the enumerated prohibited transactions contained in Parts 3 and 4 of the Code, you will be expected to give up any profits realized from these transactions to Franklin Resources for the benefit of the affected Funds or other clients. If Franklin Resources cannot determine which Fund(s) or client(s) were affected, the proceeds will be donated to a charity chosen by Franklin Resources. Please refer to the following page for guidance of the types of sanctions that would likely be imposed for isolated or inadvertent violations of the Code.

       However, failure to disgorge profits when requested or a pattern of violations that individually do not violate the law or Statement of Principles, but which taken together demonstrate a lack of respect for the Code of Ethics, may result in more significant disciplinary action including termination of employment. A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action including, but not limited to, referral of the matter to the board of directors of the affected Fund, termination of employment or referral of the matter to the appropriate regulatory agency for civil and/or criminal investigation.

                                       23                               12/02

                       Code of Ethics Sanction Guidelines

--------------------------------------------------------------------------------
                    Violation                            Sanction Imposed
--------------------------------------------------------------------------------
 .  Failure to preclear but otherwise would        Reminder Memo
    have been approved (i.e., no conflict with the fund's transactions).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 .  Failure to preclear but otherwise would        30 Day Personal Securities
    have been approved (i.e., no conflict with     Trading Suspension
    the fund's transactions) twice within 12
    calendar months --
 .  Failure to preclear and the transaction
    would have been disapproved:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 .  Failure to preclear but otherwise would        Greater Than 30 Day Personal
    have been approved (i.e., no conflict with     Securities Trading Suspension
    the fund's transactions) three times or        (e.g., 60 or 90 Days)
    more within 12 calendar months
..   Failure to preclear and the transaction
    would have been disapproved twice or more
    within 12 calendar months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 .  Profiting from short-swing trades (profiting   Profits are donated to The
    on purchase &  sale/sale & purchase within     United Way (or charity of
    60 days                                        employee's choice)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 .  Repeated violations of the Code of Ethics      Fines levied after discussion
    even if each individual violation might be     with the General Counsel and
    considered deminimis                           appropriate CIO.
--------------------------------------------------------------------------------

                                       24                               12/02

PART 8 - A Reminder about the Franklin Templeton Investments Insider Trading Policy

       The Code of Ethics is primarily concerned with transactions in securities held or to be acquired by any of the Funds or Franklin Resources' clients, regardless of whether those transactions are based on inside information or actually harm a Fund or a client.

       The Insider Trading Policy (attached to this document) deals with the problem of insider trading in securities that could result in harm to a Fund, a client, or members of the public, and applies to all directors, officers and employees of any entity in the Franklin Templeton Investments. Although the requirements of the Code and the Insider Trading Policy are similar, you must comply with both.

                                       25                               12/02

PART 9 - Foreign Country Supplements (Canada)

The Investment Funds Institute of Canada ("IFIC") has implemented a new Model Code of Ethics for Personal Investing (the "IFIC Code") to be adopted by all IFIC members. Certain provisions in the IFIC Code differ from the provisions of Franklin Templeton Investments Code of Ethics (the "FT Code"). This Supplementary Statement of Requirements for Canadian Employees (the "Canadian Supplement") describes certain further specific requirements that govern the activities of Franklin Templeton Investments Corp. ("FTIC"). It is important to note that the Canadian Supplement does not replace the FT Code but adds certain restrictions on trading activities, which must be read in conjunction with the Code.

All capitalized terms in this Canadian Supplement, unless defined in this Canadian Supplement, have the meaning set forth in the FT Code.

Initial Public and Secondary Offerings

Access Persons cannot buy securities in any initial public offering, or a secondary offering by an issuer. Public offerings of securities made by Franklin Templeton Investments, including open-end and closed-end mutual funds, real estate investment trusts and securities of Franklin Resources, Inc, are excluded from this prohibition.

Note: the FT Code presently prohibits Portfolio Persons from buying securities in any initial public offering, or a secondary offering by an issuer (See
Section 4.5 of the FT Code). This provision extends Section 4.5 of the FT Code to all Access Persons.

Interests in Partnerships and Securities issued in Private Placements

Access Persons and Portfolio Persons cannot acquire limited partnership interests or other securities in private placements unless they obtain approval of the Compliance Officer after he or she consults with an executive officer of Franklin Resources, Inc. Purchases of limited partnership interests or other securities in private placements will not be approved, unless in addition to the requirements for the approval of other trades and such other requirements as the executive officer of Franklin Resources, Inc. may require, the Compliance Officer is satisfied that the issuer is a "private company" as defined in the Securities Act (Ontario) and the Access Person has no reason to believe that the issuer will make a public offering of its securities in the foreseeable future.

Note: the FT Code presently prohibits as a general rule Portfolio Persons from buying limited partnership interests or other securities in private placements (See Section 4.6 of the FT Code). This section extends the ambit of the prohibition to Access Persons and limits the exception to the general rule contained in section 4.6 of the FT Code.

Additional Requirements to Obtain Approval for Personal Trades

Prior to an Access Person obtaining approval for a personal trade he or she must advise the Compliance Officer that he or she:

..      Does not possess material non-public information relating to the security;

..      Is not aware of any proposed trade or investment program relating to that security by any of the Franklin Templeton Group of Funds;

                                       26                               12/02

..      Believes that the proposed trade has not been offered because of the
       Access Person's position in Franklin Templeton Investments and is available to any market participant on the same terms;

..      Believes that the proposed trade does not contravene any of the prohibited activities set out in Section 3.4 of the FT Code, and in the case of Portfolio Persons does not violate any of the additional requirements set out in Part 4 of the FT Code; and

..      Will provide any other information requested by the Compliance Officer concerning the proposed personal trade.

An Access Person may contact the Compliance Officer by fax, phone or e-mail to obtain his or her approval.

Note: the method of obtaining approval is presently set out in Section 6.1A of the FT Code and provides that an Access Person may contact the Compliance Officer by fax, phone or e-mail. The additional requirement described above makes it clear that an Access Person may continue to contact the Compliance Officer in the same manner as before. The Access Person will have deemed to have confirmed compliance with the above requirements prior to obtaining approval from the Compliance Officer.

Appointment of Independent Review Person

FTIC shall appoint an independent review person who will be responsible for approval of all personal trading rules and other provisions of the FT Code with respect to FTIC and for monitoring the administration of the FT Code from time to time with respect to FTIC employees. The Compliance Officer will provide a written report to the Independent Review Person, at least annually, summarizing:

..      Compliance with the FT Code for the period under review

..      Violations of the FT Code for the period under review

..      Sanctions imposed by Franklin Templeton Investments for the period under review

..      Changes in procedures recommended by the FT Code

..      Any other information requested by the Independent Review Person

                                       27                               12/02

APPENDIX A:  COMPLIANCE PROCEDURES AND DEFINITIONS

       This appendix sets forth the additional responsibilities and obligations of Compliance Officers, and the Legal/Administration and Legal/Compliance Departments, under Franklin Templeton Investments' Code of Ethics and Policy Statement on Insider Trading.

                                       28                               12/02

I.     Responsibilities of Each Designated Compliance Officer

       A.     Pre-Clearance Standards

              1.     General Principles

       The Director, Global Compliance, or a Preclearance Officer, shall only permit an access person to go forward with a proposed security/17/ transaction if he or she determines that, considering all of the facts and circumstances, the transaction does not violate the provisions of Rule 17j-1, or of this Code and there is no likelihood of harm to a client.

              2.     Associated Clients

       Unless there are special circumstances that make it appropriate to disapprove a personal securities transaction request, a Preclearance Officer shall consider only those securities transactions of the "Associated Clients" of the access person, including open and executed orders and recommendations, in determining whether to approve such a request. "Associated Clients" are those Funds or clients whose trading information would be available to the access person during the course of his or her regular functions or duties. Currently, there are three groups of Associated Clients: (i) the Franklin Mutual Series Funds and clients advised by Franklin Mutual Advisers, LLC ("Mutual Clients");
(ii) the Franklin Group of Funds and the clients advised by the various Franklin investment advisers ("Franklin Clients"); and (iii) the Templeton Group of Funds and the clients advised by the various Templeton investment advisers ("Templeton Clients"). Thus, persons who have access to the trading information of Mutual Clients generally will be precleared solely against the securities transactions of the Mutual Clients, including open and executed orders and recommendations. Similarly, persons who have access to the trading information of Franklin Clients or Templeton Clients generally will be precleared solely against the securities transactions of Franklin Clients or Templeton Clients, as appropriate.

----------
/17/ Security includes any option to purchase or sell, and any security that is exchangeable for or convertible into, any security that is held or to be acquired by a fund.

                                       29                               12/02

       Certain officers of Franklin Templeton Investments, as well as legal, compliance, fund accounting, investment operations and other personnel who generally have access to trading information of the funds and clients of Franklin Templeton Investments during the course of their regular functions and duties, will have their personal securities transactions precleared against executed transactions, open orders and recommendations of the entire Franklin Templeton Investments.

              3.     Specific Standards

                     (a)    Securities Transactions by Funds or clients

       No clearance shall be given for any transaction in any security on any day during which an Associated Client of the access person has executed a buy or sell order in that security, until seven (7) calendar days after the order has been executed. Notwithstanding a transaction in the previous seven days, clearance may be granted to sell if all Associated Clients have disposed of the security.

                     (b)    Securities under Consideration

                            Open Orders

       No clearance shall be given for any transaction in any security on any day which an Associated Client of the access person has a pending buy or sell order for such security, until seven (7) calendar days after the order has been executed.

                            Recommendations

       No clearance shall be given for any transaction in any security on any day on which a recommendation for such security was made by a Portfolio Person, until seven (7) calendar days after the recommendation was made and no orders have subsequently been executed or are pending.

                                       30                               12/02

                     (c)    Private Placements

       In considering requests by Portfolio Personnel for approval of limited partnerships and other private placement securities transactions, the Director, Global Compliance shall consult with an executive officer of Franklin Resources, Inc. In deciding whether to approve the transaction, the Director, Global Compliance and the executive officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the Portfolio Person by virtue of his or her position with Franklin Templeton Investments. If the Portfolio Person receives clearance for the transaction, an investment in the same issuer may only be made for a Fund or client if an executive officer of Franklin Resources, Inc., who has been informed of the Portfolio Person's pre-existing investment and who has no interest in the issuer, approves the transaction.

                     (d)    Duration of Clearance

       If a Preclearance Officer approves a proposed securities transaction, the order for the transaction must be placed and effected by the close of the next business day following the day approval was granted. The Director, Global Compliance may, in his or her discretion, extend the clearance period up to seven calendar days, beginning on the date of the approval, for a securities transaction of any access person who demonstrates that special circumstances make the extended clearance period necessary and appropriate./18/ The Director, Global Compliance may, in his or her discretion, after consultation with a member of senior management for Franklin Resources, Inc., renew the approval for a particular transaction for up to an additional seven calendar days upon a similar showing of special circumstances by the access person. The Director, Global Compliance may shorten or rescind any approval or renewal of approval under this paragraph if he or she determines it is appropriate to do so.

----------
/18/ Special circumstances include but are not limited to, for example, differences in time zones, delays due to travel, and the unusual size of proposed trades or limit orders. Limit orders must expire within the applicable clearance period.

                                       31                               12/02

       B.     Waivers by the Director, Global Compliance

       The Director, Global Compliance may, in his or her discretion, after consultation with an executive officer of Franklin Resources, Inc., waive compliance by any access person with the provisions of the Code, if he or she finds that such a waiver:

       (1) is necessary to alleviate undue hardship or in view of unforeseen circumstances or is otherwise appropriate under all the relevant facts and circumstances;

       (2) will not be inconsistent with the purposes and objectives of the Code;

       (3) will not adversely affect the interests of advisory clients of Franklin Templeton Investments, the interests of Franklin Templeton Investments or its affiliates; and

       (4) will not result in a transaction or conduct that would violate provisions of applicable laws or regulations.

       Any waiver shall be in writing, shall contain a statement of the basis for it, and the Director, Global Compliance, shall promptly send a copy to the General Counsel of Franklin Resources, Inc.

       C.     Continuing Responsibilities of the Legal Compliance Department

       A Preclearance Officer shall make a record of all requests for pre-clearance regarding the purchase or sale of a security, including the date of the request, the name of the access person, the details of the proposed transaction, and whether the request was approved or denied. A Preclearance Officer shall keep a record of any waivers given, including the reasons for each exception and a description of any potentially conflicting Fund or client transactions.

                                       32                               12/02

       A Preclearance Officer shall also collect the signed initial acknowledgments of receipt and the annual acknowledgments from each access person of receipt of a copy of the Code and Insider Trading Policy, as well as reports, as applicable, on Schedules B, C, D, E and F of the Code. In addition, a Preclearance Officer shall request copies of all confirmations, and other information with respect to an account opened and maintained with the broker-dealer by any access person of the Franklin Templeton Group. A Preclearance Officer shall preserve those acknowledgments and reports, the records of consultations and waivers, and the confirmations, and other information for the period required by applicable regulation.

       A Preclearance Officer shall review brokerage transaction confirmations, account statements, Schedules B, C, D, E, F and Private Placement Checklists of Access Persons for compliance with the Code. The reviews shall include, but are not limited to;

       (1) Comparison of brokerage confirmations, Schedule Bs, and/or brokerage statements to preclearance request worksheets or, if a private placement, the Private Placement Checklist;

       (2) Comparison of brokerage statements and/or Schedule Cs to current securities holding information;

       (3) Comparison of Schedule F to current securities account information;

       (4) Conducting periodic "back-testing" of access person transactions, Schedule Es and/or Schedule Gs in comparison to fund and client transactions;

       A Preclearance Officer shall evidence review by initialing and dating the appropriate document. Any apparent violations of the Code detected by a Preclearance Officer during his or her review shall be promptly brought to the attention of the Director, Global Compliance.

       D.     Periodic Responsibilities of the Legal Compliance Department

       The Legal Compliance Department shall consult with the General Counsel and the Human Resources Department, as the case may be, to assure that:

       (1) Adequate reviews and audits are conducted to monitor compliance with the reporting, pre-clearance, prohibited transaction and other requirements of the Code.

       (2) Adequate reviews and audits are conducted to monitor compliance with the reporting, pre-clearance, prohibited transaction and other requirements of the Code.

       (3) All access persons and new employees of the Franklin Templeton Group are adequately informed and receive appropriate education and training as to their duties and obligations under the Code.

                                       33                               12/02

       (4) There are adequate educational, informational and monitoring efforts to ensure that reasonable steps are taken to prevent and detect unlawful insider trading by access persons and to control access to inside information.

       (5) Written compliance reports are submitted to the Board of Directors of Franklin Resources, Inc., and the Board of each relevant Fund at least annually. Such reports will describe any issues arising under the Code or procedures since the last report, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations.

       (6) The Legal Compliance Department will certify at least annually to the Fund's board of directors that Franklin Templeton Investments has adopted procedures reasonably necessary to prevent Access Persons from violating the Code, and

       (7)    Appropriate records are kept for the periods required by law.

       E.     Approval by Fund's Board of Directors

       (1)    Basis for Approval

       The Board of Directors/Trustees must base its approval of the Code on a determination that the Code contains provisions reasonably necessary to prevent access persons from engaging in any conduct prohibited by rule 17j-1.

       (2)    New Funds

       At the time a new fund is organized, the Legal Compliance Department will provide the Fund's board of directors, a certification that the investment adviser and principal underwriter has adopted procedures reasonably necessary to prevent Access Persons from violating the Code. Such certification will state that the Code contains provisions reasonably necessary to prevent Access Persons from violating the Code.

       (3)    Material Changes to the Code of Ethics

       The Legal Compliance Department will provide the Fund's board of directors a written description of all material changes to the Code no later than six months after adoption of the material change by Franklin Templeton Investments.

II.    Compilation of Definitions of Important Terms

       For purposes of the Code of Ethics and Insider Trading Policy, the terms below have the following meanings:

                                       34                               12/02

1934 Act - The Securities Exchange Act of 1934, as amended.

1940 Act - The Investment Company Act of 1940, as amended.

Access Person - Each director, trustee, general partner or officer, and any other person that directly or indirectly controls (within the meaning of Section 2(a)(9) of the 1940 Act) the Franklin Templeton Group or a person, including an Advisory Representative, who has access to information concerning recommendations made to a Fund or client with regard to the purchase or sale of a security.

Advisory Representative - Any officer or director of Franklin Resources; any employee who makes any recommendation, who participates in the determination of which recommendation shall be made, or whose functions or duties relate to the determination of which recommendation shall be made; any employee who, in connection with his or her duties, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations; and any of the following persons who obtain information concerning securities recommendations being made by Franklin Resources prior to the effective dissemination of such recommendations or of the information concerning such recommendations:
       (i) any person in a control relationship to Franklin Resources, (ii) any affiliated person of such controlling person, and (iii) any affiliated person of such affiliated person.

Affiliated Person - it meaning as Section 2(a)(3) of the Investment Company Act of 1940. An "affiliated person" of an investment company includes directors, officers, employees, and the investment adviser. In addition, it includes any person owning 5% of the company's voting securities, any person in which the investment company owns 5% or more of the voting securities, and any person directly or indirectly controlling, controlled by, or under common control with the company.

Appropriate Analyst - With respect to any access person, any securities analyst or portfolio manager making investment recommendations or investing funds on behalf of an Associated Client and who may be reasonably expected to recommend or consider the purchase or sale of a security.

Associated Client - A Fund or client whose trading information would be available to the access person during the course of his or her regular functions or duties.

Beneficial Ownership - Has the same meaning as in Rule 16a-1(a)(2) under the 1934 Act. Generally, a person has a beneficial ownership in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person's immediate family sharing the same household.

Exchange Traded Funds and Holding Company Depository Receipts - An Exchanged
       Traded Fund or "ETF" is a basket of securities that is designed to generally track an index--broad stock or bond market, stock industry sector, or international stock. Holding Company Depository Receipts "Holdrs" are securities that represent an investor's ownership in the common stock or American Depository Receipts of specified companies in a particular industry, sector or group.

Funds - Investment companies in the Franklin Templeton Group of Funds.

                                       35                               12/02

Held or to be Acquired - A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

PortfolioPerson - Any employee of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in Franklin Templeton Investments, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include portfolio managers, research analysts, traders, persons serving in equivalent capacities (such as Management Trainees), persons supervising the activities of Portfolio Persons, and anyone else designated by the Director, Global Compliance

Proprietary Accounts - Any corporate account or other account including, but not limited to, a limited partnership, a corporate hedge fund, a limited liability company or any other pooled investment vehicle in which Franklin Resources or its affiliates, owns 25 percent or more of the outstanding capital or is entitled to 25% or more of the profits or losses in the account (excluding any asset based investment management fees based on average periodic net assets in accounts).

Security - Any stock, note, bond, evidence of indebtedness, participation or interest in any profit-sharing plan or limited or general partnership, investment contract, certificate of deposit for a security, fractional undivided interest in oil or gas or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit), guarantee of, or warrant or right to subscribe for or purchase any of the foregoing, and in general any interest or instrument commonly known as a security, except commodity futures, currency and currency forwards. For the purpose of this Code, "security" does not include:

       (1)    Direct obligations of the Government of the United States;

       (2) Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

       (3)    Shares issued by open-end funds.

See Section III of Appendix A for a summary of different requirements for different types of securities.

III. Securities Exempt from the Prohibited , Reporting, and Pre-Clearance Provisions

       A.     Prohibited Transactions

       Securities that are EXEMPT from the prohibited transaction provisions of
Section 3.4 include:

       (1) securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

       (2) high quality short-term instruments ("money market instruments") including but not limited to (i) bankers' acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

       (3)    shares of registered open-end investment companies;

       (4) commodity futures, currencies, currency forwards and derivatives thereof;

                                       36                               12/02

       (5) securities that are prohibited investments for all Funds and clients advised by the entity employing the access person; and

       (6) transactions in securities issued or guaranteed by the governments or their agencies or instrumentalities of Canada, the United Kingdom, France, Germany, Switzerland, Italy and Japan and derivatives thereof.

       B.     Reporting and Preclearance

       Securities that are EXEMPT from both the reporting requirements of
Section 5 and preclearance requirements of Section 6 of the Code include:

       (1) securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

       (2) high quality short-term instruments ("money market instruments") including but not limited to (i) bankers' acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;

       (3)    shares of registered open-end investment companies; and

       (4) commodity futures, currencies, currency forwards and derivatives thereof.

IV.    Legal Requirement

       Rule 17j-1 under the Investment Company Act of 1940 ("1940 Act") makes it unlawful for any affiliated person of Franklin Templeton Investments in connection with the purchase or sale of a security, including any option to purchase or sell, and any security convertible into or exchangeable for, any security that is "held or to be acquired" by a Fund in Franklin Templeton
Investments:

       A.     To employ any device, scheme or artifice to defraud a Fund;

       B. To make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

       C. To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon a Fund; or

       D.     To engage in any manipulative practice with respect to a Fund.

       A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

                                       37                               12/02

                  APPENDIX B: ACKNOWLEGMENT FORM AND SCHEDULES

                                       38                               12/02

                               ACKNOWLEDGMENT FORM
             CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING

To:    Director of Global Compliance, Legal Compliance Department

I hereby acknowledge receipt of a copy of Franklin Templeton Investments CODE OF ETHICS AND POLICY STATEMENT ON INSIDER TRADING, Amended and Restated, December 2002, which I have read and understand. I will comply fully with all provisions of the Code and the Insider Trading Policy to the extent they apply to me during the period of my employment. Additionally, I authorize any broker-dealer, bank or investment adviser with whom I have securities accounts and accounts in which I have beneficial ownership, to provide brokerage confirmations and statements as required for compliance with the Code. I further understand and acknowledge that any violation of the Code or Insider Trading Policy, including engaging in a prohibited transaction or failure to file reports as required (see Schedules B, C, D, E, F and G), may subject me to disciplinary action, including termination of employment.

--------------------------------------------------------------------------------
       Instructions:

              1.     Complete all sections of this form.

              2.     Print the completed form, sign, and date.

              3.     Submit completed form to Legal Compliance via:

                            Inter-office Mail to: Preclearance
                                                  L-Comp SM-920/2

                            U.S. Mail to: Franklin Templeton Investments
                                          Attn: Legal-Compliance/Preclearance
                                          P.O. Box 25050
                                          San Mateo, CA 94402-5050

                            Telephone: (650) 312-3693     Fax: (650) 312-5646

                            E-mail: Preclear,Legal (internal address);
                                    Lpreclear@frk.com (external address)
--------------------------------------------------------------------------------

--------------------------- ----------------------------------------------------
Employee's Name:

--------------------------- ----------------------------------------------------
Title:

--------------------------- ----------------------------------------------------
Department:

--------------------------- ----------------------------------------------------
Location:

--------------------------- ----------------------------------------------------
Initial Disclosure Date
or Year End:
--------------------------------------------------------------------------------


    -----------------------         --------------------------------------
         Signature                   Date Acknowledgment Form was signed

                                       39                               12/02

SCHEDULE A: Legal and Compliance Officers and Preclearance Desk Telephone & Fax
            Numbers/19/

Legal Officer

Murray L. Simpson
Executive Vice President & General Counsel
Franklin Templeton Investments
One Franklin Parkway
San Mateo, CA 94403-1906
(650) 525 -7331

Compliance Officers
--------------------------------------------------------------------------

Director, Global Compliance            Preclearance Officers

James M. Davis                         Stephanie Harwood, Supervisor
Franklin Templeton Investments         Lisa Del Carlo
One Franklin Parkway                   Darlene Nisby
San Mateo, CA 94403-1906               Legal Compliance Department
(650) 312-2832                         Franklin Templeton Investments
                                       One Franklin
                                       Parkway San Mateo,
                                       CA 94403-1906
                                       (650) 312-3693 (telephone)
                                       (650) 312-5646 (facsimile)
                                       Preclear, Legal (internal e-mail address)
                                     Lpreclear@frk.com (external e-mail address)
--------------------------------------------------------------------------

----------
/19/ As of August 2002

                                       40                               12/02

SCHEDULE B - Transactions Report

This report of personal securities transactions not reported by duplicate confirmations and brokerage statements pursuant to Section 5.3 of the Code is required pursuant to Rule 204-2(a) of the Investment Advisers Act of 1940 or Rule 17j-1(c) of the Investment Company Act of 1940. The report must be completed and submitted to the Compliance Department no later than 10 calendar days after the end of the calendar quarter. Refer to Section 5.3 of the Code of Ethics for further instructions.

--------------------------------------------------------------------------------

       Instructions:

1.     Complete all sections of this form.
2.     Print completed form, sign, and date.
3.     Submit completed form to Legal Compliance via:
                      Inter-office Mail to: Preclearance
                                            L-Comp SM-920/2
                      U.S. Mail to: Franklin Templeton Investments
                                    Attn: Legal-Compliance/Preclearance
                                    P.O. Box 25050
                                    San Mateo, CA 94402-5050
                    Telephone: (650) 312-3693   Fax: (650) 312-5646
                    E-mail: Preclear,Legal (internal address);
                            Lpreclear@frk.com (external address)
--------------------------------------------------------------------------------

========================================================================================================================
                                                                                                            Pre-Cleared
                                                                                                              through
                       Security Name Description                                                             Compliance
Trade    Buy, Sell       and Type of Security                            Principal     Broker-Dealer or      Department
Date     or Other     (Common,Bond,Option, etc.)    Quantity    Price     Amount            Bank           (Date or N/A)
========================================================================================================================

========================================================================================================================

========================================================================================================================

========================================================================================================================

========================================================================================================================

========================================================================================================================

========================================================================================================================

========================================================================================================================

========================================================================================================================

========================================================================================================================

========================================================================================================================

The report or recording of any transactions above shall not be construed as an admission that I have any Direct or Indirect ownership in the securities.

--------------------------------------------------------------------------------
Employee's Name:

--------------------- ----------------------------------------------------------
Quarter Ending:

--------------------------------------------------------------------------------

    ----------------------------             ------------------------------
         Signature                                        Date

                                       41                               12/02

SCHEDULE C - Initial, Annual, & Updated Disclosure of Access Persons Securities Holdings

This report shall set forth the security name or description and security class of each security holding in which you have a direct or indirect beneficial interest, including holdings by a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund in or a client of Franklin Templeton Investments. In lieu of listing each security position below, you may instead attach copies of brokerage statements, sign below and return Schedule C and brokerage statements to the Legal Compliance Department within 10 days if an initial report or by January 30th of each year if an annual report. Refer to Sections 5.2.A and 5.4.A of the Code for additional filing instructions.
--------------------------------------------------------------------------------
       Instructions:

       1.     Complete all sections of this form.
       2.     Print completed form, sign, and date.
       3.     Submit completed form to Legal Compliance via:
              Inter-office Mail to: Preclearance
                                    L-Comp SM-920/2
              U.S. Mail to: Franklin Templeton Investments
                            Attn: Legal-Compliance/Preclearance
                            P.O. Box 25050
                            San Mateo, CA 94402-5050

       Telephone: (650) 312-3693    Fax: (650) 312-5646
       E-mail: Preclear,Legal (internal address);
               Lpreclear@frk.com (external address)
--------------------------------------------------------------------------------
Securities that are EXEMPT from being reported on Schedule C include: (i) securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof; (ii) high quality short-term instruments ("money market instruments") including but not limited to bankers' acceptances, U.S. bank certificates of deposit; commercial paper; and repurchase agreements; (iii) shares of registered open-end investment companies; and (iv) commodity futures, currencies, currency forwards and derivatives thereof.

     [_] I did not have any Personal Securities Holdings for year ended:____________(or current date if initial disclosure)

     [_] I have attached statements containing all my Personal Securities Holdings for year ended:____________(or current date if initial disclosure)

     [_] I have listed below all my Personal Securities Holdings for year ended:____________(or current date if initial disclosure)

================================================================================================================
   Security Description,                                        Quantity &     Name of Broker -     Account
including interest rate and            Security Type            Principal       Dealer or Bank      Number
 maturity (if appropriate)      (Stock, Bond, Option, etc.)      Amount
================================================================================================================


----------------------------- ------------------------------- -------------- -------------------- --------------


----------------------------- ------------------------------- -------------- -------------------- --------------


----------------------------- ------------------------------- -------------- -------------------- --------------


----------------------------------------------------------------------------------------------------------------

To the best of my knowledge I have disclosed all of my securities accounts and/or investments in which I have a direct or indirect beneficial interest, including security accounts of a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated an unaffiliated party.

------------------------------------ ---------------------------------------------------------------------------
Employee's Name:                     Print:                             Signature:                   Date:

------------------------------------ ---------------------------------------------------------------------------
Year Ended or current date if
initial disclosure:

----------------------------------------------------------------------------------------------------------------

                                       42                               12/02

SCHEDULE D - NOTIFICATION OF SECURITIES ACCOUNT

All Franklin registered representatives and Access Persons, prior to opening a brokerage account or placing an initial order, are required to notify the Legal Compliance Preclearance Department and the executing broker-dealer in writing. This includes accounts in which the registered representative or access person has or will have a financial interest in (e.g., a spouse's account) or discretionary authority (e.g., a trust account for a minor child).

Upon receipt of the NOTIFICATION OF SECURITIES ACCOUNT form, the Legal Compliance Preclearance Department will contact the broker-dealer identified below and request that duplicate confirmations and statements of your brokerage account are sent to Franklin Templeton Investments.
--------------------------------------------------------------------------------
       Instructions:

              1.     Complete all sections of this form.
              2.     Print the completed form, sign, and date.
              3.     Submit completed form to Legal Compliance via:

                            Inter-office Mail to: Preclearance
                                                  L-Comp SM-920/2

                            U.S. Mail to: Franklin Templeton Investments
                                          Attn: Legal-Compliance/Preclearance
                                          P.O. Box 25050
                                          San Mateo, CA 94402-5050

              Telephone: (650) 312-3693    Fax: (650) 312-5646
              E-mail: Preclear,Legal (internal address);
                      Lpreclear@frk.com (external address)
--------------------------------------------------------------------------------
EMPLOYEE INFORMATION:
--------------------------------------------------------------------------------
Employee's Name:

------------------------- ------------------------------------------------------
Extension:

------------------------- ------------------------------------------------------
Department:

------------------------- ------------------------------------------------------
Interoffice Mail Code:

-------------------------------------- -----------------------------------------
Are you a Registered Representative?    [_] Yes     [_] No
(NASD Licensed, i.e. Series 6, 7)
-------------------------------------- -----------------------------------------
Are you an Access Person?               [_] Yes     [_] No

--------------------------------------------------------------------------------

ACCOUNT INFORMATION:
--------------------------------------------------------------------------------
Account Name:
(If other than employee, state
relationship i.e., spouse)

---------------------------------- ---------------------------------------------
Account# or Social Security#:

---------------------------------- ---------------------------------------------
Firm Name:

---------------------------------- ---------------------------------------------
Attention (optional):

---------------------------------- ---------------------------------------------
Firm Address:

---------------------------------- ---------------------------------------------
City/State/Zip Code:

--------------------------------------------------------------------------------


    ----------------------------             ------------------------------
         Signature                                        Date

                                       43                               12/02

SCHEDULE E - Notification of Direct or Indirect Beneficial Interest

If you have any beneficial ownership in a security and you recommend to the Appropriate Analyst that the security be considered for purchase or sale by an Associated Client, or if you carry out a purchase or sale of that security for an Associated Client, you must disclose your beneficial ownership to the Legal-Compliance Department and the Appropriate Analyst in writing on Schedule E (or an equivalent form containing similar information) before the purchase or sale, or before or simultaneously with the recommendation.

--------------------------------------------------------------------------------

       Instructions:

              1.     Complete all sections of this form.
              2.     Print completed form, sign, and date.
              3.     Submit completed form to Legal Compliance via:

                            Inter-office Mail to: Preclearance
                                                  L-Comp SM-920/2

                            U.S. Mail to: Franklin Templeton Investments
                                          Attn: Legal-Compliance/Preclearance
                                          P.O. Box 25050
                                          San Mateo, CA 94402-5050

       Telephone: (650) 312-3693    Fax: (650) 312-5646
       E-mail: Preclear,Legal (internal address);
               Lpreclear@frk.com (external address)
--------------------------------------------------------------------------------

=========================================================================================================================
  Security     Ownership       Year         Method of        Date and Method      Primary      Name of     Date of Verbal
Description      Type:       Acquired      Acquisition         Learned that      Portfolio      Person      Notification
               (Direct or                (Purchase/Gift/     Security's Under    Manager or    Notified
                Indirect)                    Other)          Consideration by    Portfolio
                                                                  Funds           Analyst
=========================================================================================================================


------------- ------------- ----------- ------------------- ------------------- ------------- ----------- ---------------


------------- ------------- ----------- ------------------- ------------------- ------------- ----------- ---------------


------------- ------------- ----------- ------------------- ------------------- ------------- ----------- ---------------


-------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------
      Employee's Name:

   -------------------------------------------------------------------------


   -----------------------------             -------------------------------
         Signature                                        Date

                                       44                               12/02

SCHEDULE F - Initial, Annual, & Updated Disclosure of Securities Accounts

This report shall set forth the name and description of each securities account in which you have a direct or indirect beneficial interest, including securities accounts of a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund in or a client of the Franklin Templeton Group. In lieu of listing each securities account below, you may instead attach copies of the brokerage statements, sign below and return Schedule F and brokerage statements to the Compliance Department.

--------------------------------------------------------------------------------

         Instructions:

              1.     Complete all sections of this form.
              2.     Print completed form, sign, and date.
              3.     Submit completed form to Legal Compliance via:

                            Inter-office Mail to: Preclearance
                                                  L-Comp SM-920/2

                            U.S. Mail to: Franklin Templeton Investments
                                          Attn: Legal-Compliance/Preclearance
                                          P.O. Box 25050
                                          San Mateo, CA 94402-5050

         Telephone: (650) 312-3693      Fax: (650) 312-5646
         E-mail: Preclear,Legal (internal address);
                 Lpreclear@frk.com (external address)
--------------------------------------------------------------------------------

=================================================================================================================================

   Account Name(s)          Name of Brokerage Firm,        Address of Brokerage Firm,          Name of Account          Account
(registration shown on     Bank or Investment Adviser      Bank or Investment Adviser      Executive/Representative      Number
      statement)                                          (Street/City/State/Zip Code)
=================================================================================================================================


------------------------ ------------------------------ --------------------------------- ---------------------------- ----------


------------------------ ------------------------------ --------------------------------- ---------------------------- ----------


------------------------ ------------------------------ --------------------------------- ---------------------------- ----------


---------------------------------------------------------------------------------------------------------------------------------

To the best of my knowledge I have disclosed all of my securities accounts in which I have a direct or indirect beneficial interest, including security accounts of a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated to me.

-------------------------------------------------------------------------------
    Employee's Name:

-------------------------------- -----------------------------------------------
Year Ended or current date if
    initial disclosure:
--------------------------------------------------------------------------------


    ----------------------------             ------------------------------
         Signature                                        Date

                                       45                               12/02

SCHEDULE G - Initial and Annual Certification of Discretionary Authority

This report shall set forth the account name or description in which you have a direct or indirect beneficial interest, including holdings by a spouse, minor children, trusts, foundations, and as to which trading authority has been delegated by you to an unaffiliated registered broker-dealer, registered investment adviser, or other investment manager acting in a similar fiduciary capacity, who exercises sole investment discretion.
--------------------------------------------------------------------------------
       Instructions:

       1.     Complete all sections of this form.
       2.     Print completed form, sign, and date.
       3.     Submit completed form to Legal Compliance via:

                      Inter-office Mail to: Preclearance
                                             L-Comp SM-920/2

                      U.S. Mail to: Franklin Templeton Investments
                                    Attn: Legal-Compliance/Preclearance
                                    P.O. Box 25050
                                    San Mateo, CA 94402-5050

       Telephone: (650) 312-3693     Fax: (650) 312-5646
       E-mail: Preclear,Legal (internal address);
               Lpreclear@frk.com (external address)
--------------------------------------------------------------------------------

==================================================================================================================
Name(s) as Shown on Account or        Name/Description of          Type of Ownership:          Account Number
          Investment                 Brokerage Firm, Bank,        Direct Ownership (DO)        (if applicable)
                                     Investment Adviser or       Indirect Ownership (IO)
                                          Investment
==================================================================================================================


--------------------------------- ---------------------------- ----------------------------- ---------------------


--------------------------------- ---------------------------- ----------------------------- ---------------------


--------------------------------- ---------------------------- ----------------------------- ---------------------


------------------------------------------------------------------------------------------------------------------

To the best of my knowledge I have disclosed all of my securities accounts and/or investments in which I have a direct or indirect beneficial interest, including security accounts of a spouse, minor children, trusts, foundations, and any account for which trading authority has been delegated an unaffiliated party. Further, I certify that I do not have any direct or indirect influence or control over the accounts listed above.

-------------------------------------------------------------------------------
    Employee's Name:

-------------------------------- -----------------------------------------------
     Year Ended
--------------------------------------------------------------------------------


    ----------------------------             ------------------------------
         Signature                                        Date

                                       46                               12/02

SCHEDULE H: Checklist For Investments in Partnerships and Securities Issued in Private Placements Made by Portfolio Persons

In considering requests by Portfolio Personnel for approval of limited partnerships and other private placement securities transactions, the Compliance Officer shall consult with an executive officer of Franklin Resources, Inc. In deciding whether to approve the transaction, the Compliance Officer and the executive officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the access person by virtue of his or her position with Franklin Templeton Investments. If the access person receives clearance for the transaction, no investment in the same issuer may be made for a Fund or client unless an executive officer of Franklin Resources, Inc., with no interest in the issuer, approves the transaction.

--------------------------------------------------------------------------------

       Instructions:

       1.     Complete all sections of this form.
       2.     Print the completed form, sign, and date.
       3.     Submit completed form to Legal Compliance via:
                     Inter-office Mail to: Preclearance
                                           L-Comp SM-920/2
                     U.S. Mail to: Franklin Templeton Investments
                                   Attn: Legal-Compliance/Preclearance
                                   P.O. Box 25050
                                   San Mateo, CA 94402-5050
       Telephone: (650) 312-3693     Fax: (650) 312-5646
       E-mail: Preclear,Legal (internal address);
               Lpreclear@frk.com (external address)
--------------------------------------------------------------------------------

  IN ORDER TO EXPEDITE YOUR REQUEST, PLEASE PROVIDE THE FOLLOWING INFORMATION:

--------------------------------------------------------------------------------
Name/Description of Proposed Investment:

-------------------------------------------- -----------------------------------
Proposed Investment Amount:

--------------------------------------------------------------------------------

1) Please attach pages of the offering memorandum (or other documents) summarizing the investment opportunity, including:

       i)     Name of the partnership/hedge fund/issuer;

       ii)    Name of the general partner, location & telephone number;

       iii) Summary of the offering; including the total amount the offering/issuer;

       iv)    Percentage your investment will represent of the total offering;

       v)     Plan of distribution; and

       vi)    Investment objective and strategy,

2)     Please respond to the following questions:

       a) Was this investment opportunity presented to you in your capacity as a portfolio manager? If no, please explain the relationship, if any, you have to the issuer or principals of the issuer.

       b) Is this investment opportunity suitable for any fund/client that you advise?/20/ If yes, why isn't the investment being made on behalf of the fund/client? If no, why isn't the investment opportunity suitable for the fund/clients?

----------
/20/ If an investment opportunity is presented to you in your capacity as a portfolio manager and the investment opportunity is suitable for the fund/client, it must first be offered to the fund/client before any personal securities transaction can be effected.

                                       47                               12/02

       c) Do any of the fund/clients that you advise presently hold securities of the issuer of this proposed investment (e.g., common stock, preferred stock, corporate debt, loan participations, partnership interests, etc.)? If yes, please provide the names of the funds/clients and security description.

       d) Do you presently have or will you have any managerial role with the company/issuer as a result of your investment? If yes, please explain in detail your responsibilities, including any compensation you will receive.

       e) Will you have any investment control or input to the investment decision making process?

       f) Will you receive reports of portfolio holdings? If yes, when and how frequently will these be provided?

3)     Reminder: Personal securities transactions that do not generate brokerage confirmations (e.g., investments private placements) must be reported to the Legal-Compliance Department on the Schedule B form within 10 calendar days after you are notified.


---------------------------------      --------------------       ------------
Portfolio Person's Name                      Signature                Date

Approved By:


---------------------------------      --------------------       ------------
Chief Investment Officer's Name              Signature                Date

--------------------------------------------------------------------------------

                           LEGAL COMPLIANCE USE ONLY

--------------------------------------------------------------------------------

Date Received: __________________      Date Entered in Lotus Notes: ____________

Date Forwarded to FRI Executive Officer: _______________

Approved By:


---------------------------------------------          ---------------
James M. Davis, Director, Global Compliance                  Date


---------------------------------------------          ---------------
Murray L. Simpson, EVP-General Counsel                       Date


Date Entered in Examiner: ________________            Precleared: [_]   [_]
                                                                  Yes   No
                                                               (attach E-Mail)

--------------------------------------------------------------------------------

                                       48                               12/02

           APPENDIX C: Investment Advisor and Broker-Dealer and Other
            Subsidiaries of Franklin Resources, Inc. - December 2002

-----------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc.                              IA          Templeton Investment Counsel, LLC                     IA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Advisory Services, LLC                      IA          Templeton Asset Management, Ltd.                      IA/FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Investment Advisory Services, Inc.          IA          Franklin Templeton Investments Japan Ltd.             FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Private Client Group, Inc.                  IA          Closed Joint-Stock Company Templeton (Russia)         FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Mutual Advisers, LLC                        IA          Templeton Unit Trust Management Ltd. (UK)             FBD
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Properties, Inc.                            REA         Orion Fund Management Ltd.                            FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin/Templeton Distributors, Inc.                BD          Templeton Global Advisors Ltd. (Bahamas)              IA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
                                                     IA          Templeton Asset Management (India) Pvt. Ltd.          FIA/FBD
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Templeton (Switzerland), Ltd.                        FBD         Templeton Italia SIM S.P.A. (Italy)                   FBD
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
                                                     FBD         Franklin Templeton Investment Services GmbH           FBD
                                                                 (Germany)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
                                                     IA/FIA      FTTrust Company                                       Trust Co
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton International Services S.A.       FBD         Franklin Templeton Services, LLC                      BM
(Luxembourg)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Investments Australia Limited     FIA         Franklin Templeton Investments Corp. (Ontario)        IA/FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin/Templeton Investor Services, LLC            TA          Templeton Global Advisors Limited (Bahamas)           IA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Alternative Strategies, LLC       IA          Templeton Asset Management Ltd. (Singapore)           IA/FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
FTI Institutional, LLC                               IA          Fiduciary Trust Company International                 Trust Co.
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Asset Strategies LLC              IA          Fiduciary International, Inc                          IA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Fiduciary Financial Services, Corp.                  BD          Fiduciary Investment Management International Inc     IA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Asset Management S.A. (France)    FIA         Fiduciary Trust International Australia Limited       FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Investments (Asia) Limited        FBD/IA      Fiduciary Trust International Asia Limited (Hong      FIA
(Hong Kong)                                                      Kong)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Investment Management Limited     IA/FIA      Fiduciary Trust International Limited (UK)            IA/FIA
(UK)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Investments Corp. (Canada)        IA/FIA      Fiduciary Trust International Investment              FIA
                                                                 Management, Inc. (Japan)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Templeton/Franklin Investment Services, Inc          IA/BD
-----------------------------------------------------------------------------------------------------------------------------------

Codes:      IA:      US registered investment adviser
            BD:      US registered broker-dealer
            FIA:     Foreign equivalent investment adviser
            FBD:     Foreign equivalent broker-dealer
            TA:      US registered transfer agent
            BM:      Business manager to the funds
            REA:     Real estate adviser
            Trust:   Trust company

                                       49                               12/02

                       POLICY STATEMENT ON INSIDER TRADING

A.     Legal Requirement

       Pursuant to the Insider Trading and Securities Fraud Enforcement Act of 1988, it is the policy of Franklin Templeton Investments to forbid any officer, director, employee, consultant acting in a similar capacity, or other person associated with Franklin Templeton Investments from trading, either personally or on behalf of clients, including all client assets managed by the entities in Franklin Templeton Investments, on material non-public information or communicating material non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." Franklin Templeton Investment's Policy Statement on Insider Trading applies to every officer, director, employee or other person associated with Franklin Templeton Investments and extends to activities within and outside their duties with Franklin Templeton Investments. Every officer, director and employee must read and retain this policy statement. Any questions regarding Franklin Templeton Investments Policy Statement on Insider Trading or the Compliance Procedures should be referred to the Legal Department.

       The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or to communications of material non-public information to others.

       While the law concerning insider trading is not static, it is generally understood that the law prohibits:

       (1) trading by an insider, while in possession of material non-public information; or

       (2) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; or

       (3)    communicating material non-public information to others.

       The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this policy statement, you have any questions, you should consult the Legal Department.

                                       1                                12/02

0B.    Who is an Insider?

       The concept of "insider" is broad. It includes officers, directors and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's outside attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment adviser may become a temporary insider of a company it advises or for which it performs other services. According to the U.S. Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

C.     What is Material Information?

       Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of the company's securities. Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

       Material information does not have to relate to a company's business.
For example, in Carpenter v. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Wall Street Journal and whether those reports would be favorable or not.

D.     What is Non-Public Information?

       Information is non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission ("SEC"), or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

E.     Basis for Liability

       1.     Fiduciary Duty Theory

       In 1980, the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a fiduciary relationship. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will not disclose any material non-public information or refrain from trading. Chiarella v. U.S., 445 U.S. 22 (1980).

         In Dirks v. SEC, 463 U.S. 646 (1983), the Supreme Court stated alternate theories under which non-insiders can acquire the fiduciary duties of insiders. They can enter into a confidential relationship with the company through which they gain information (e.g., attorneys, accountants), or they can acquire a fiduciary duty to the company's shareholders as "tippees" if they are aware

                                       2                                12/02
or should have been aware that they have been given confidential information by an insider who has violated his fiduciary duty to the company's shareholders.

       However, in the "tippee" situation, a breach of duty occurs only if the insider personally benefits, directly or indirectly, from the disclosure. The benefit does not have to be pecuniary but can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a quid pro quo.

       2.     Misappropriation Theory

       Another basis for insider trading liability is the "misappropriation" theory, under which liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person. In U.S. v. Carpenter, supra, the Court found, in 1987, a columnist defrauded The Wall Street Journal when he stole information from the Wall Street Journal and used it for trading in the securities markets. It should be noted that the misappropriation theory can be used to reach a variety of individuals not previously thought to be encompassed under the fiduciary duty theory.

F.     Penalties for Insider Trading

       Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

       .      civil injunctions;

       .      treble damages;

       .      disgorgement of profits;

       .      jail sentences;

                                       3                                12/02

       . fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited; and

       . fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

       In addition, any violation of this policy statement can result in serious sanctions by the Franklin Templeton Group, including dismissal of any person involved.

G.     Insider Trading Procedures

       Each access person, Compliance Officer, the Risk Management Department, and the Legal Department, as the case may be, shall comply with the following procedures.

       1.     Identifying Inside Information

       Before trading for yourself or others, including investment companies or private accounts managed by the Franklin Templeton Group, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

       .      Is the information material?

       . Is this information that an investor would consider important in making his or her investment decisions?

       . Is this information that would substantially affect the market price of the securities if generally disclosed?

       .      Is the information non-public?

       .      To whom has this information been provided?

       . Has the information been effectively communicated to the marketplace (e.g., published in Reuters, The Wall Street Journal or other publications of general circulation)?

If, after consideration of these questions, you believe that the information may be material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

       (i) Report the matter immediately to the designated Compliance Officer, or if he or she is not available, to the Legal Department.

       (ii) Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by Franklin Templeton Investments.

                                       4                                12/02

       (iii) Do not communicate the information inside or outside Franklin Templeton Investments, other than to the Compliance Officer or the Legal Department.

       (iv) The Compliance Officer shall immediately contact the Legal Department for advice concerning any possible material, non-public information.

       (v) After the Legal Department has reviewed the issue and consulted with the Compliance Officer, you will be instructed either to continue the prohibitions against trading and communication noted in (ii) and (iii), or you will be allowed to trade and communicate the information.

       (vi) In the event the information in your possession is determined by the Legal Department or the Compliance Officer to be material and non-public, it may not be communicated to anyone, including persons within Franklin Templeton Investments, except as provided in (i) above. In addition, care should be taken so that the information is secure. For example, files containing the information should be sealed and access to computer files containing material non-public information should be restricted to the extent practicable.

       2.     Restricting Access to Other Sensitive Information

       All Franklin Templeton Investments personnel also are reminded of the need to be careful to protect from disclosure other types of sensitive information that they may obtain or have access to as a result of their employment or association with Franklin Templeton Investments.

              (i)    General Access Control Procedures

              Franklin Templeton Investments has established a process by which access to company files that may contain sensitive or non-public information such as the Bargain List and the Source of Funds List is carefully limited. Since most of the Franklin Templeton Group files, which contain sensitive information, are stored in computers, personal identification numbers, passwords and/or code access numbers are distributed to Franklin Templeton Investments computer access persons only. This activity is monitored on an ongoing basis. In addition, access to certain areas likely to contain sensitive information is normally restricted by access codes.

                                       5                                12/02

H.     Fair Disclosure Policies and Procedures

What is Regulation FD?

Regulation FD under the Securities Exchange Act of 1934, as amended (the "1934 Act"), prohibits certain persons associated with Franklin Resources, Inc. ("Resources") and persons associated with each U.S. closed-end fund advised by an investment advisory subsidiary of Resources (collectively, the "FTI Closed-End Funds") and persons associated with the FTI investment adviser to the FTI Closed-End Funds, from selectively disclosing material nonpublic information about Resources and the FTI Closed-End Funds to certain securities market professionals and shareholders. Regulation FD is designed to promote the full and fair disclosure of information by issuers such as Resources and the FTI Closed-End Funds.

The scope of Regulation FD is limited. Regulation FD applies to Resources and FTI Closed-End Funds, but does not apply to open-end investment companies managed by the FTI investment advisers. The rule also does not apply to all communications about Resources or FTI Closed-End Funds with outside persons. Rather, Regulation FD applies only to communications to securities market professionals and to any shareholder of Resources or FTI Closed-End Funds under circumstances in which it is reasonably foreseeable that such shareholder will trade on the basis of the information. In addition, Regulation FD does not apply to all employees and officers. It only applies to certain senior officers of Resources and the FTI Closed-End Funds and those persons who regularly communicate with securities market professionals or with shareholders. Consequently, Regulation FD and the Franklin Templeton Investments Fair Disclosure Policies and Procedures (the "Policies and Procedures") will not apply to a variety of legitimate, ordinary-course business communications or to disclosures made to the media. Irrespective of Regulation FD, all Franklin personnel must comply with the "Franklin Templeton Investment Policy Statement on Insider Trading" and should be aware that disclosure of material nonpublic information to another person may constitute a form of illegal insider trading called "tipping."

FTI's Corporate Policy for Regulation FD

Franklin Templeton Investments is committed to complying with Regulation FD by making fair disclosure of information about Resources or FTI Closed-End Funds without advantage to any particular securities market professional, shareholder or investor. It is not the intention of these Policies and Procedures, however, to interfere with legitimate, ordinary-course business communications or disclosures made to the media or governmental agencies. FTI believes it is in its best interest to maintain an active and open dialogue with securities market professionals, shareholders and investors regarding Resources and the FTI Closed-End Funds. FTI will continue to provide current and potential shareholders access to key information reasonably required for making an informed decision on whether to invest in shares of Resources or FTI Closed-End Funds. FTI personnel will make appropriate announcements and conduct interviews about Resources and FTI Closed-End Funds with the media, in accordance with Corporate Communication's Procedures regarding such announcements or interviews.

General Provisions of Regulation FD

       Whenever:

       (1) an issuer, or person acting on its behalf (i.e. any senior officer or any other officer, employee or agent of an issuer (or issuer's investment adviser) who regularly communicates with securities professionals or shareholders, or any

                                       6                                12/02
              employee directed to make a disclosure by a member of senior management)

       (2)    discloses material non-public information

       (3) to certain specified persons (generally, securities market professionals or holders of the issuer's securities who may trade on the basis of the information)

       Then:

       (4)    the issuer must make public disclosure of that same information:

              .      simultaneously (for intentional disclosures), or

              . promptly (for non-intentional disclosures). In the case of non-intentional disclosures, "promptly" means no later than 24 hours (or the commencement of the next day's trading on the NYSE, whichever is later), after a senior officer learns of the disclosure and knows, or is reckless in not knowing, that the information is both material and non-public.

Persons to whom selective disclosure may not be made:

       (1)    broker-dealers and their associated persons;

       (2) investment advisers, certain institutional investment managers and their associated persons,

       (3) investment companies, hedge funds and their affiliated persons, and

       (4) holders of the issuer's securities, under circumstances where it is reasonably foreseeable that such person would purchase or sell securities on the basis of the information.

The Regulation is designed to cover sell-side analysts, buy-side analysts, institutional investment managers, and other market professionals who may be likely to trade on the basis of selectively disclosed information.

Exclusions from Regulation FD

Selective disclosures may be made to the following and not violate Regulation
FD:

       (1) communications to "temporary insiders" who owe a duty of trust or confidence to the issuer (i.e. attorneys, investment bankers, or accountants);

       (2) any person who expressly agrees to maintain the information in confidence (i.e., disclosures by a public company to private investors in private offerings);

       (3) an entity whose primary business is the issuance of a credit rating, if the information is disclosed for the sole purpose of developing such ratings and the entity's ratings are publicly available; and

       (4) communications made in connection with most offerings of securities registered under the Securities Act of 1933.

                                       7                                12/02

Methods of Public Disclosure:

An issuer's disclosure obligation may be met by any method reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Acceptable methods of public disclosure include:

..      Furnishing or filing with the SEC a Form 8-K (not applicable to closed-end investment companies);

..      press releases distributed through a widely circulated news or wire service; or

..      announcements made through press conferences or conference calls that interested members of the public may attend or listen to either in person, by telephonic transmission, or by other electronic transmission (including use of the Internet), of which the public has adequate notice and means of access.

Posting of new information on an issuer's own website is not by itself a sufficient method of public disclosure. It may be used in combination with other methods.

Frequently Asked Questions:

       (1) When is disclosure considered intentional within the meaning of Regulation FD?

              Under Regulation FD, selective disclosure is considered intentional when the issuer (or person acting on its behalf) knows, or is reckless in not knowing, that the information disclosed is BOTH material and non-public. For example, non-intentional selective disclosures may occur when company officials inadvertently disclose material information in response to questions from analysts or shareholders or when a decision is made to selectively disclose information that the company does not view as material but the market moves in response to the disclosure.

       (2)    What is non-public information?

              Information is non-public if it has not been disseminated in a manner making it available to investors generally.

       (3)    What is material information?

              Regulation FD deems information material if "there is a substantial likelihood that a reasonable shareholder would consider it important" in making an investment decision or if there a substantial likelihood that a fact would be viewed by a reasonable investor as having "significantly altered the `total mix' of information made available."

       (4) Are there specific types of information that are considered material?

              There is no bright line test to determine materiality. However, below is a list of items that should be reviewed carefully to determine whether they are material.

              . An impending departure of a portfolio manager who is primarily responsible for day-to-day management of a Closed-End Fund;

              . A plan to convert a Closed-End Fund from a closed-end investment company to an open-end investment company;

              . A plan to merge a Closed-End Fund into another investment company;

              . Impending purchases or sales of particular portfolio securities;

              . Information about Resources related to earnings or earnings forecasts;

                                       8                                12/02

              . Mergers, acquisitions, tender offers, joint ventures, or material change in assets;

              .      Changes in control or in management;

              . Change in auditors or auditor notification that the issuer may no longer rely on an auditor's audit report;

              . Events regarding Resources or an FTI Closed-End Fund's securities - e.g., repurchase plans, stock splits or changes in dividends, calls of securities for redemption, changes to the rights of security holders, public or private sales of additional securities; and

              .      Bankruptcies or receiverships.

       (5)    Are all issuer communications covered by the Regulation?

              No. Regulation FD applies only to communications by the issuer's senior management, its investor relations professionals and others who regularly communicate with securities market professionals and security holders when those communications are made to securities market professionals and security holders under circumstances in which it is reasonably foreseeable that the holders will trade on the basis of the information. Regulation FD isn't intended to apply to persons who are engaged in ordinary-course business communications with the issuer or to interfere with disclosures to the media. However, the traditional disclosure concerns (such as "tipping" material non-public information and leaking disclosure into the market) still apply.

       (6)    Are communications to the media covered by Regulation FD?

              No, but, as a general policy, we advise the press that we cannot tell them anything that is material and non-public about FRI or the FTI Closed-End Funds without putting out a press release.

       (7)    Are one-on-one discussions with analysts permitted?

              Yes. Reg FD is not intended to undermine the role of analysts in "sifting through and extracting information that may not be significant to the ordinary investor to reach material conclusions." However, persons covered by Regulation FD must be cautious not to selectively provide material non-public information in one-on-one discussions.

       (8)    May issuers provide guidance on earnings?

              Not selectively. Although many issuers have historically provided earnings guidance, the SEC observed in Regulation FD's adopting release that an issuer that has a private conversation with an analyst in which the issuer provides direct or indirect guidance as to whether earnings will be higher than, lower than or even the same as forecasted will likely violate the rule. Regulation FD may be violated simply by confirming in a non-public manner an earnings forecast that is already public, because such confirmation may be material.

       (9) What happens if someone covered by these Policies and Procedures thinks that he or she may have mistakenly disclosed material non-public information about Resources or a Closed-End Fund to a securities market professional or shareholder?

              That person should report such inadvertent disclosure immediately to the compliance or legal department, which will review the nature of the disclosure and the audience to verify whether further disclosure must be made pursuant to these Policies and Procedures or some other appropriate action must be taken.

                                       9                                12/02

Training

Appropriate training will be provided to certain employees identified as follows:

       .      Corporate Communications Department;

       .      Investor Relations Department;

       .      Portfolio managers of closed-end funds and their assistants;

       .      Managers and supervisors of Customer Service Representatives.

As a part of this training, each employee will be notified that they should not communicate on substantive matters involving Franklin Resources Inc., or the FTI Closed-end Funds except in accordance with these Policies and Procedures.

Questions

All inquiries regarding these Policies and Procedures should be addressed to Murray Simpson, General Counsel (650-525-7331), Barbara Green, Deputy General Counsel (650-525-7188), or Jim Davis, Director, Global Compliance
(650-312-2832).

                                       10                               12/02

                             SUPPLEMENTAL MEMORANDUM

CHINESE WALL PROCEDURES

Under The Chinese Wall, access persons from Advisory Groups (as defined in Appendix A) are prohibited from having access to investment information of an Advisory Group other than his or her own Advisory Group with the following exception: Access persons to Floating Rate may have access to Investment Information of Franklin Templeton, but access persons to Franklin Templeton may not have access to Floating Rate.

The Chinese Wall applies to all access persons, including part-time employees, and consultants, and are in addition to those obligations prescribed by Franklin Templeton Code of Ethics (the "Code of Ethics").

Questions regarding these procedures should be directed to the attention of Jim Davis, Legal Compliance Department, at 650-312-2832 or e-mailed to: jdavis@frk.com.

GENERAL PROCEDURES

       Confidentiality. Access persons within one Advisory Group (e.g., Franklin Templeton) may not disclose Investment Information to access persons of the other Advisory Group (e.g., Franklin Mutual). Any communication of Investment Information outside an Advisory Group should be limited to persons (such as Accounting, Investment Operations, Legal and Compliance personnel) who have a valid "need to know" such information and each of whom is specifically prohibited from disclosing Investment Information from one to another except when necessary for regulatory purposes. Nothing contained herein is designed to prohibit the proper exchange of accounting, operational, legal or compliance information among such persons in the normal course of performing his or her duties.

       Discussions. Access persons within one Advisory Group should avoid discussing Investment Information in the presence of persons who do not have a need to know the information. Extreme caution should be taken with discussions in public places such as hallways, elevators, taxis, airplanes, airports, restaurants, and social gatherings. Avoid discussing confidential information on speakerphones. Mobile telephones should be used with great care because they are not secure.

       Access. Access persons should limit physical access to areas where confidential or proprietary information may be present or discussed. Only persons with a valid business reason for being in such an area should be permitted. In this regard, meetings with personnel who are not members of the same Advisory Group should be conducted in conference rooms rather than employee offices. Work on confidential projects should take place in areas that are physically separate and secure.

       Outside Inquiries. Any person not specifically authorized to respond to press or other outside inquiries concerning a particular matter should refer all calls relating to the matter to the attention of Holly Gibson-Brady, Director, Corporate Communications, Franklin Templeton Investments, in San Mateo, California, at (650) 312-4701.

                                       1                                12/02

       Documents and Databases. Confidential documents should not be stored in common office areas where unauthorized persons may read them. Such documents should be stored in secure locations and not left exposed overnight on desks or in workrooms.

       Confidential databases and other confidential information accessible by computer should be protected by passwords or otherwise secured against access by unauthorized persons.

       Faxing Procedures. Confidential documents should not be faxed to locations where they may be read by unauthorized persons, including to other FRI offices outside the Advisory Group, unless steps have been taken to remove or redact any confidential information included in such documents. Prior to faxing a document that includes confidential information, the sender should confirm that the recipient is attending the machine that receives such documents.

THE CHINESE WALL

       General. FRI has adopted the Chinese Wall to separate investment management activities conducted by certain investment advisory subsidiaries of FRI. The Chinese Wall may be amended or supplemented from time to time by memoranda circulated by the Legal Compliance Department.

       Chinese Wall Restrictions. Except in accordance with the Wall-crossing procedures described below or in accordance with such other procedures as may be developed by the Legal Compliance Department for a particular department or division:

..      No access person in any Advisory Group (as defined in Appendix A) should disclose Investment Information to any access person in the any other Advisory Group, or give such access persons access to any file or database containing such Investment Information; and

..      No access person in any Advisory Group should obtain or make any effort to obtain Investment Information within the any other Advisory Group from any person.

       An access person who obtains Investment Information of an Advisory Group other than his or her own in a manner other than in accordance with the Chinese Wall procedures described herein, should immediately notify an appropriate supervisory person in his or her department who, in turn, should consult with the Legal Compliance Department concerning what, if any, action should be taken. Unless expressly advised to the contrary by the Legal Compliance Department, such employee should refrain from engaging in transactions in the related securities or other securities of the related issuer for any account and avoid further disclosure of the information.

       Crossing Procedures. Disclosure of Investment Information of one Advisory Group to an access person in another Advisory Group on a "need to know" basis in the performance of his or her duties, should be made only if absolutely necessary. In such instance, the disclosure of such information may be made only in accordance with the specific procedures set forth below.

       An access person within one Advisory Group must obtain prior approval from the Legal Compliance Department before making any disclosure of Investment Information to an access person within the other Advisory Group.

                                       2                                12/02

       Before approval is granted, the Legal Compliance Department must be notified in writing by an Executive Officer within the Advisory Group (the "Originating Group") which proposes to cross the Chinese Wall of (1) the identity of the Advisory Group access person(s) who are proposed to cross the Chinese Wall, (2) the identity of the access person(s) in the other Advisory Group (the "Receiving Group") who are proposed to receive the Investment Information, (3) the applicable issuer(s), (4) the nature of the information to be discussed, and (5) the reason for crossing the Chinese Wall. The form of notice is attached to this Memorandum as Appendix B.

       The Legal Compliance Department will notify an Executive Officer within the Receiving Group of the identity of the access person(s) who are proposed to cross the Chinese Wall. The Legal Compliance Department may not disclose any additional information to such person.

       If approval is obtained from an Executive Officer within the Receiving Group, the Legal Compliance Department will notify the requesting Executive Officer in the Originating Group that the proposed Wall-crosser(s) may be contacted. Personnel from the Legal Compliance Department or their designees must attend all meetings where Wall-crossing communications are made. Communications permitted by these crossing procedures should be conducted in a manner not to be overheard or received by persons not authorized to receive confidential information.

       The Legal Compliance Department will maintain a record of Wall-crossings.

       An access person who has crossed the Chinese Wall under these procedures must maintain the confidentiality of the Investment Information received and may use it only for the purposes for which it was disclosed.

       Any questions or issues arising in connection with these crossing procedures will be resolved between the appropriate Executive Officers(s), the Legal Compliance Department and the Legal Department.

                                       3                                12/02

                                   APPENDIX A

             FRANKLIN TEMPLETON INVESTMENT'S ADVISORY GROUPS (12/02)

1.     FRANKLIN/TEMPLETON ADVISORY GROUP

         Franklin Advisers, Inc.

         Franklin Advisory Services, LLC

         Franklin Investment Advisory Services, Inc.

         Franklin Private Client Group, Inc.

         Franklin Templeton Investments Corp (Canada)

         Franklin Templeton Investment Management, Limited (UK)

         Franklin Templeton Investments Japan, Ltd.

         Franklin Templeton Investments Australia Limited

         FTI Institutional, LLC

         Franklin Templeton Asset Strategies, LLC

         Franklin Templeton Investments (Asia) Limited

         Franklin Templeton Asset Management S.A., (France)

         Templeton/Franklin Investment Services, Inc.

         Templeton Investment Counsel, LLC

         Templeton Asset Management, Limited.

         Templeton Global Advisors Limited (Bahamas)

         Templeton Asset Management (India) Pvt. Ltd.

         Fiduciary Trust Company International (NY)

         Fiduciary International, Inc.

         Fiduciary Investment Management International, Inc.

         Fiduciary Trust International Asia Limited (Hong Kong)

         Fiduciary Trust International Australia Limited

                                       4                                12/02

         Fiduciary Trust International Limited (UK)

         Fiduciary Trust International Investment Management, Inc. (Japan)

         Fiduciary Trust International of California

         Fiduciary Trust International of the South (Florida)

         FTI -Banque Fiduciary Trust (Switzerland)

2.     FRANKLIN FLOATING RATE TRUST ADVISORY GROUP

3.     FRANKLIN MUTUAL ADVISORY GROUP

                                       5                                12/02

         APPENDIX B

         M E M O R A N D U M

         TO:                The Legal Compliance Department - San Mateo

         FROM:

         RE:               Chinese Wall Crossing

         DATE:

         The following access person(s)

         Name                    Title                     Department

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         within the _______________________ Advisory Group are proposing to cross the Chinese Wall and communicate certain Investment Information to the access persons within the ______________________ Advisory Group identified below.

         Name                    Title                     Department

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Such access person(s) will cross the Chinese Wall with respect to the following issuer:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         The following is a description of the nature of the information to be discussed by such access person(s):

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                                       6

              APPROVED: ________________________________________

                        Executive Officer (Originating Group)

                        ________________________________________

                        Executive Officer (Receiving Group)

                                       7